STEWARD FUNDS

Supplement dated March 30, 2007

To

Statement of Additional Information dated August 28, 2006,

Revised as of October 11, 2006

PORTFOLIO HOLDINGS DISCLOSURE POLICIES

The policy of the Funds and their service providers is to protect the confidentiality of the Funds' portfolio holdings and to prevent the selective disclosure of non-public information about those holdings. The Funds' Board has adopted policies and procedures to implement this policy. These policies and procedures are designed to assure that any disclosure of information about Fund portfolio holdings is in the best interests of Fund shareholders and to address any conflicts that may exist between the interests of Fund shareholders and those of Fund service providers and their affiliates. Portfolio holding information may be disclosed only in accordance with these policies and procedures, with such exceptions as may be approved by the Funds' Chief Compliance Officer.

The Funds may publicly disclose monthly their month-end portfolio holdings on their website, www.stewardmutualfunds.com. The information for each month-end would generally be posted around the middle of the following month. A Fund may provide portfolio holdings information to Standard & Poor’s Corporation no earlier than it is made publicly available as provided above. Additionally, each Fund is required by applicable regulations to report its complete portfolio holdings schedule quarterly with the SEC. The schedule is contained in annual and semi-annual reports on Form N-CSR filed for the second and fourth fiscal quarters and in reports filed on Form N-Q for the first and third fiscal quarters. These filings, which must be filed within 60 days of the close of each fiscal quarter of the Funds and are as of the close of each such quarter, may be viewed on the SEC's website. Following, or simultaneously with, any such filing or other public disclosure, the Funds may make public a summary or list of completed purchases and sales, as of the date of the information contained in the relevant filing or public disclosure ("trade commentary").

For legitimate business purposes -- for example, in the event of a merger or retention of a new adviser or sub-adviser -- disclosure of non-public information about Fund portfolio holdings may occasionally be determined by a Fund's Chief Compliance Officer, in consultation with the Fund’s legal counsel, to be appropriate, provided any such disclosure is subject to a confidentiality agreement that includes provisions to prevent trading on non-public information. Nothing in the Funds' policies prevents disclosure of portfolio holdings information that may be required by applicable law or regulation.

13515034.1.BUSINESS

A Fund or its authorized service provider may at any time distribute analytical data that does not identify any specific portfolio holding.

An Adviser's or money manager's trading desk may periodically distribute lists of investments held by its clients (including a Fund) to facilitate efficient trading of those investments and receipt of relevant research. An Adviser or money manager may also periodically distribute a list of issuers and securities that are covered by its research department as of a particular date, which may include securities held by a Fund or that are under consideration for a Fund. The list will not, however, indicate that a Fund owns or may own any security and will not identify Fund position sizes.

Whenever disclosure of portfolio holdings pursuant to a Funds' policies and procedures would involve a conflict of interest between a Fund's shareholders and the Fund's Adviser or money manager, distributor or any affiliated person of the Fund, its Adviser, money manager, or its distributor, such disclosure may not be made without the approval of a majority of the Fund's independent directors upon a determination that the arrangement is in the best interest of the Fund's shareholders. Neither a Fund nor its Adviser, money manager, distributor or any affiliated person of a Fund, its Adviser, money manager or distributor may enter into any arrangement to receive compensation or benefit of any kind for the disclosure of Fund portfolio holdings information.

The Funds' Chief Compliance Officer is responsible for monitoring compliance with the Funds' portfolio holdings disclosure policies and procedures and may request certifications from persons who have access to this information that their use of the information complies with those policies and procedures and with the terms of any applicable Confidentiality Agreement. The Chief Compliance Officer will report material violations to the Board, which will determine appropriate corrective action. The Board will review the Funds' portfolio holdings disclosure policies and procedures at least annually to determine their continuing adequacy and that they continue to be in the best interests of the Funds and their shareholders.

The Board may impose additional restrictions on dissemination of information about a Fund's portfolio holdings. A Fund's policies and procedures regarding disclosure of Fund portfolio holdings may be waived, or exceptions permitted, only with consent of the Fund's Chief Compliance Officer upon a determination that such waiver is consistent with best interests of the Fund and its shareholders.

13515034.1.BUSINESS